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                                                                    EXHIBIT 23.1


                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 29, 2002 included in this Annual Report on Form 11-K for the year ended December 31, 2001 of the John Q. Hammons Hotels, L.P. 401(k) Plan, into its previously filed registration Statement File No. 333-1276.


                                                         /s/ Arthur Andersen LLP

Cincinnati, Ohio
June 3, 2002